Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of February 14, 2007 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 31, 2006 (as amended, supplemented, and otherwise modified to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein having the definitions provided therefore in the Credit Agreement) among LAIDLAW INTERNATIONAL, INC. (f/k/a Laidlaw Investments Ltd., an Ontario corporation), a Delaware corporation (“LII” or the “US Borrower”), LAIDLAW TRANSIT LTD., an Ontario corporation (“LTI”) and GREYHOUND CANADA TRANSPORTATION CORP., an Ontario corporation (together with LII and LTI, collectively, the “Borrowers”), the Lenders party thereto, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), UBS SECURITIES LLC, as syndication agent (“UBS”), MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent (“MSSF”), and CITIGROUP GLOBAL MARKETS INC., UBS and MSSF, as joint lead arrangers and joint book-running managers.
W I T N E S S E T H:
          WHEREAS, the Borrowers and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as hereinafter set forth;
          WHEREAS, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 8, 2007, by and among First Group PLC (“First”) and a merger subsidiary formed by First (“Merger Sub”) and LII, LII has (subject to the terms and conditions set forth in the Merger Agreement) agreed to have Merger Sub merged with and into LII, whereupon LII shall be the surviving corporation and shall become a wholly-owned subsidiary of First at closing (the “Merger”). At the effective time of the Merger, each share of outstanding common stock of LII shall be converted into the right to receive a certain amount of cash, as set forth in the Merger Agreement;
          NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
          SECTION 1. Amendments.
          (a) Section 1.01 of the Credit Agreement is hereby amended by:
     (i) amending clause (c) of the definition of “Change of Control” to read as follows:
     “(c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise the power to exercise, directly or indirectly, a controlling influence over the management or policies of the US Borrower or control over Voting Interests of the US Borrower (or other securities convertible into such Voting Interests) representing 40% or more of the combined voting power of all Voting Interests of the US Borrower.”

          SECTION 2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, any and all Defaults or Events of Default arising or that will arise under Section 6.01(l) of the Credit Agreement by reason of LII having entered into the Merger Agreement are hereby waived.
          SECTION 3. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the Borrowers, the Administrative Agent and the Required Lenders hereby consent to the Merger Agreement.
          SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
     (a) Execution of Amendment. Borrowers and the Required Lenders shall have executed and delivered this Amendment.
     (b) Execution of Consent. The Administrative Agent shall have received counterparts of the consent appended hereto, duly executed by each of the entities listed therein.
     (c) No Existing Default. After giving effect to this Amendment, no Default shall have occurred and be continuing.
     (d) Confirmation of Representations and Warranties. Each of the Borrowers hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer or relate to a specific date.
          SECTION 5. Miscellaneous.
     (a) Reference to and Effect on the Transaction Documents. (i) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.
     (ii) The execution, deliver and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the transaction documents, nor constitute a waiver of any provision of any of the transaction documents.
     (b) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     (c) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.
     (d) Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

Borrowers:

LAIDLAW INTERNATIONAL, INC.

By:	/s/ Jeffery A. McDougle

Name:	Jeffery A. McDougle
Title:	Vice President and Treasurer

LAIDLAW TRANSIT LTD.

By:	/s/ Beth Byster Corvino

Name:	Beth B. Corvino
Title:	Assistant Secretary

GREYHOUND CANADA TRANSPORTATION CORP.

By:	/s/ Beth Byster Corvino

Name:	Beth B. Corvino
Title:	Assistant Secretary

Administrative Agent:

CITICORP NORTH AMERICA, INC.

By:	/s/ Jeffrey Stern

Name:	Jeffrey Stern
Title:	Vice President

Agreed as of the date above written:

CITICORP NORTH AMERICA, INC.

	By:	/s/ Jeffrey Stern

	Name:	Jeffrey Stern
	Title:	Vice President

CONSENT
          Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 31, 2006 (as amended, supplemented, and otherwise modified to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein having the definitions provided therefore in the Credit Agreement) among LAIDLAW INTERNATIONAL, INC. (f/k/a Laidlaw Investments Ltd., an Ontario corporation), a Delaware corporation, LAIDLAW TRANSIT LTD., an Ontario corporation and GREYHOUND CANADA TRANSPORTATION CORP., an Ontario corporation, the Lenders party thereto, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders, UBS SECURITIES LLC, as syndication agent (“UBS”), MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent (“MSSF”), and CITIGROUP GLOBAL MARKETS INC., UBS and MSSF, as joint lead arrangers and joint book-running managers.
          Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 1 to the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 1 to the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).
[SIGNATURES FOLLOW.]

US SUBSIDIARY GUARANTORS:

ALLIED BUS SALES, INC., an Indiana corporation

CAROLINA COACH COMPANY, a Virginia corporation

CONCORDE ADJUSTERS, INC., a Delaware corporation

CRUCERO U.S.A., L.L.C., a Delaware limited liability corporation

GLI HOLDING COMPANY, a Delaware corporation

GREYHOUND LINES, INC., a Delaware corporation

HOTARD COACHES, INC., a Louisiana corporation

INTERSTATE LEASING, INC., a Mississippi corporation

LAIDLAW INTERNATIONAL FINANCE CORPORATION, INC., a Delaware corporation

LAIDLAW MEDICAL HOLDINGS, INC., a Delaware corporation

LAIDLAW TRANSIT HOLDINGS, INC., a Delaware corporation

LAIDLAW TRANSIT MANAGEMENT COMPANY, INC., a Pennsylvania corporation

LAIDLAW TRANSIT SERVICES, INC., a Delaware corporation

LAIDLAW TRANSIT, INC., a Delaware corporation

LAIDLAW TRANSPORTATION HOLDINGS, INC., a Delaware corporation

LAIDLAW TRANSPORTATION MANAGEMENT INC., an Ohio corporation

LAIDLAW TRANSPORTATION, INC., a Delaware corporation

ON TIME DELIVERY SERVICE, INC., a Minnesota corporation

SISTEMA INTERNACIONAL DE TRANSPORTE DE AUTOBUSES, INC., a Delaware corporation

TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC., a Delaware corporation

VALLEY GARAGE COMPANY, a Texas corporation

VALLEY TRANSIT CO., INC., a Texas corporation

VERMONT TRANSIT CO., INC., a Vermont corporation

By:	/s/ Susan Whittaker

Name:	Susan Whittaker
Title:	Assistant Secretary

CANADIAN SUBSIDIARY GUARANTORS:

3765105 CANADA INC.

AUTOBUS TRANSCO (1988) INC.

CAPITAL BUS SALES (1988) LIMITED

GCTC LEASING LTD.

GREYHOUND CANADA TRANSPORTATION CORP.

LAIDLAW TRANSIT LTD.

MANHATTAN EQUIPMENT SUPPLY COMPANY LIMITED

PENETANG-MIDLAND COACH LINES LIMITED

By:	/s/ Susan Whittaker

Name:	Susan Whittaker
Title:	Assistant Secretary